UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2019

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Aston Ave., Suite 100
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our 2019 annual meeting of stockholders held on June 7, 2019, our stockholders considered and voted upon the following proposals:

1.	To elect six directors to hold office until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To approve the NTN Buzztime, Inc. 2019 Performance Incentive Plan;

3.	To vote on a non-binding advisory resolution to approve the compensation of our named executive officers;

4.	To vote on a non-binding advisory basis regarding the frequency of future voting on the non-binding advisory vote on the compensation of our named executive officers; and

5.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

As of April 10, 2019, the record date for the 2019 annual meeting of stockholders, there were 2,878,096 shares of common stock issued, outstanding and eligible to vote at the 2019 annual meeting. The final voting results on each of the matters presented to the stockholders are as follows:

1.	Election of Directors: The six (6) individuals below were elected as directors until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeff Berg	923,435	441,333	1,346,998

Ram Krishnan	993,957	370,811	1,346,998

Steve Mitgang	945,352	419,416	1,346,998

Richard Simtob	996,177	368,591	1,346,998

Gregg Thomas	996,177	368,591	1,346,998

Paul Yanover	977,814	386,954	1,346,998

2.	Approval of the NTN Buzztime, Inc. 2019 Performance Incentive Plan: The NTN Buzztime, Inc. 2019 Performance Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
958,445	406,250	73	1,346,998

3.	Vote on a non-binding advisory basis to approve the compensation of our named executive officers: The compensation of our named executive officers, on a non-binding advisory basis, was approved.

For	Against	Abstain	Broker Non-Votes
958,958	405,080	730	1,346,998

4.	Vote on a non-binding advisory basis regarding the frequency of future voting on the compensation of our named executive officers: The alternative (every year, every other year or every three years) that received the largest number of votes (other than “abstain”) was designated the stockholders’ non-binding preference as to frequency of future voting on the compensation of our named executive officers. The stockholders’ non-binding preference was every three years.

Three Year	Two Years	One Year	Abstain	Broker Non-Votes
842,735	2,899	495,672	23,462	1,346,998

In light of and in accordance with the stockholder’s non-binding preference, we have decided to include a non-binding advisory stockholder vote on the compensation of our named executive officers in our proxy materials every three years until the next required non-binding advisory vote on the frequency of voting on the compensation of our named executive officers.

5.	Ratification of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019: The appointment of Squar Milner, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

For	Against	Abstain
2,710,512	987	267

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019	NTN BUZZTIME, INC.

	By:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer and Executive Vice President